UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 8, 2006
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE State or Other Jurisdiction of Incorporation or Organization	000-29598 Commission File No.	36-3252484 I.R.S. Employer Identification Number
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Agreement and Plan of Merger
Stockholder Voting Agreement
Joint Press Release
Presentation Materials

Item 1.01. Entry into a Material Definitive Agreement
     On February 8, 2006, Midwest Banc Holdings, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Royal American Corporation, a Delaware corporation (“Royal”). Subject to the terms and conditions of the Merger Agreement, Royal will merge with and into the Company (the “Merger”), with the Company being the surviving corporation in the Merger.
     The Merger consideration is approximately $130 million, payable in cash and shares of Company common stock (“Company Common”). Under the terms of the Merger Agreement, shareholders of Royal will receive, for each share of Royal common stock they own, either $80 cash or 3.58429 shares of Company Common, subject to the limitation that 50% of the Royal shares will be exchanged for cash and 50% will be exchanged for Company Common. Shareholders of Royal may elect to receive common stock, cash, or a combination of common stock and cash for their shares of Royal common stock, subject to pro ration to maintain the 50/50 mix of cash and stock (subject to the Company’s right to increase the percentage of cash under certain circumstances). The exchange ratio is subject to possible adjustment as described in the Merger Agreement.
     The boards of directors of the Company and Royal have each approved the Merger Agreement. Consummation of the Merger is subject to a number of customary conditions including the receipt of all required regulatory approvals and approval of the Royal stockholders.
     The Merger Agreement contains certain termination rights for the Company and Royal. The Merger Agreement further provides that upon termination of the Merger Agreement under specified circumstances the breaching party may be required to pay to the non-breaching party a termination fee of $5,000,000.
     The news release dated February 8, 2006 announcing the transaction is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also on February 8, 2006, the Company and Royal held a conference call regarding the Merger. A copy of the presentation materials referenced in the conference call is attached hereto as Exhibit 99.2 and incorporated herein by reference.
     The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
     Concurrently with the execution of the Merger Agreement, the Company entered into a Stockholder Voting Agreement (the “Voting Agreement”) with all of Royal’s current directors in which the directors, in their roles as Royal stockholders, have agreed to vote their shares of Royal common stock in favor of the Merger Agreement and the transactions contemplated thereby, including the Merger. Collectively, the Royal directors own approximately 44% of the outstanding Royal common stock.
     A form of the Voting Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement.
     The above description of the Merger Agreement and Voting Agreement is a summary and does not purport to be complete and is qualified in its entirety by reference to the actual agreements attached hereto. The Merger Agreement has been included to provide information regarding the terms of the

Merger. It is not intended to provide any other factual information about the Company. Such information can be found in the other public filings the Company makes with the Securities and Exchange Commission, which are available without charge at www.sec.gov.
     The Merger Agreement contains representations and warranties the parties made to each other. The assertions embodied in those representations and warranties by the Company and Royal are qualified by information in the confidential disclosure schedules attached to the Merger Agreement. While the Company does not believe that these schedules contain information securities laws require it to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached Merger Agreement. Accordingly, the representations and warranties should not be relied on as characterizations of the actual state of facts, since they may be modified in important part by the underlying disclosure schedules.
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
     This document and the attachments hereto contain comments and information that constitute “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by the Company with the Securities and Exchange Commission. When used in this press release, the words “believes,” “estimates,” “expects,” “should,” and “anticipates,” and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.
ADDITIONAL INFORMATION
     In connection with the proposed acquisition of Royal by the Company, the Company will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of the Company’s common stock to be issued to the shareholders of Royal. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Royal seeking their approval of the proposed transaction.
     INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY WILL CONTAIN

IMPORTANT INFORMATION ABOUT THE COMPANY, ROYAL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to the Company, 501 W. North Avenue, Melrose Park, Illinois 60160, Attention: Investor Relations (telephone number (708) 865-1053) or Royal, 1604 W. Colonial Parkway, Inverness, Illinois 60067, Attention: Investor Relations (telephone number (847) 202-8300).
     The Company, Royal and their respective directors, executive officers, and certain other members of management may be deemed to be participants in the solicitation of proxies from the shareholders of Royal in connection with the merger transaction. For information about the Company’s directors, executive officers and members of management, shareholders are asked to refer to the most recent proxy statement issued by the Company, which is available on its web site and at the address provided in the preceding paragraph. Information regarding Royal’s directors, executive officers and members of management and their respective interests in the proposed transaction will be available in the proxy statement/prospectus of the Company and Royal described above and other relevant materials to be filed with the SEC.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:
2.1	Agreement and Plan of Merger, dated as of February 8, 2006, by and between Midwest Banc Holdings, Inc. and Royal American Corporation.

10.1	Form of Stockholder Voting Agreement, dated as of February 8, 2006, by and among Midwest Banc Holdings, Inc. and certain stockholders of Royal American Corporation.

99.1	Joint Press Release dated February 8, 2006.

99.2	Presentation Materials dated February 8, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
Date: February 8, 2006	By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph
Senior Vice President and Chief Financial Officer